Summary Prospectus – April 27, 2015

JNL/American Funds Blue Chip Income and Growth Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The American Funds Blue Chip Income and Growth Fund ("Fund" or "Feeder Fund") seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the shares of the American Funds Insurance Series® - Blue Chip Income and Growth Fund SM ("Master Blue Chip Income and Growth Fund" or "Master Fund").

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A1
Management Fee	1.08%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[3]	0.18%
Total Annual Fund Operating Expenses	1.46%
Less Waiver/Reimbursement[2]	0.43%
Total Annual Fund Operating Expenses After Waiver/Reimbursement[4]	1.03%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B1
Management Fee	1.08%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[3]	0.18%
Total Annual Fund Operating Expenses	1.26%
Less Waiver/Reimbursement[2]	0.43%
Total Annual Fund Operating Expenses After Waiver/Reimbursement[4]	0.83%
[1]	The fee table and the example reflect the expenses of both the Fund and the Master Fund.
[2]
Jackson National Asset Management, LLC has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

[3]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[4]	Expense information has been restated to reflect current fees.

Expense Example.(1)  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same and the contractual expense limitation agreement is not renewed.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$105	$419	$757	$1,709

Class B
1 year	3 years	5 years	10 years
$85	$357	$650	$1,485

(1) The example reflects the aggregate expenses of both the Fund and the Master Blue Chip Income and Growth Fund.

Portfolio Turnover (% of average value of portfolio).  The Fund, which operates as a "feeder fund", does not pay transaction costs, such as commissions, when it buys and sells shares of the Master Fund (or "turns over" its portfolio).  The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's and Master Fund's performance.

Period	Master Fund
1/1/2014 -12/31/2014	37%

Period	Class A
1/1/2014 -12/31/2014	1%

Period	Class B
1/1/2014 -12/31/2014	1%

Principal Investment Strategies.  The Fund operates as a "feeder fund" and seeks to achieve its goal by investing all of its assets in Class 1 shares of the Master Fund.

The Master Fund is designed for investors seeking both income and capital appreciation.

The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the United States with market capitalizations greater than $4 billion.

The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the Master Fund or unrated but determined to be of equivalent quality by the Master Fund.

The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

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Accounting risk – The Master Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate and may reflect differing approaches of auditing and reporting standards, foreign and other jurisdictional requirements, for example, and may affect the ability to identify appropriate investment opportunities.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

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Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

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Income risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  As a result of index sampling, the securities selected may not provide investment performance matching that of the index.  Fund performance may not exactly correspond with the performance of its index for a number of reasons, including but not limited to, the timing of  portfolio transactions, shifts in the composition of the index, and fund expenses.

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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security's potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2013): 11.16%; Worst Quarter (ended 9/30/2011): -13.77%

Class B

Best Quarter (ended 3/31/2013): 11.10%; Worst Quarter (ended 9/30/2011): -13.64%

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (May 3, 2010)
JNL/American Funds Blue Chip Income and Growth Fund (Class A)	14.99%	13.06%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	14.65%

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Class (May 3, 2010)
JNL/American Funds Blue Chip Income and Growth Fund (Class B)	15.27%	13.29%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	14.65%

Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC ("JNAM")

Currently, JNAM provides those services that are normally provided by a fund's investment adviser with the exception of portfolio management.  See page for more information regarding management of the Fund.

Investment Adviser to the Master Fund:
Capital Research and Management CompanySM ("CRMC")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Christopher D. Buchbinder	2010	Partner, CRGI
James B. Lovelace	2010	Partner, CRGI
James Terrile	2013	Partner, CRGI

Purchase and Redemption of Fund Shares
Only separate accounts, and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.